UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2024

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Boulevard
Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Investar Holding Corporation (the “Company”), held on May 15, 2024, three proposals were submitted to a vote of security holders. Of the 9,781,946 shares of the Company’s common stock outstanding as of the record date, 7,586,399 shares were represented at the Annual Meeting.

Proposal No. 1: Election of 11 Directors

Each of the director nominees listed below was elected to serve as a member of the Company’s board of directors, each to serve a one-year term. The shareholders’ voting results are set forth below.

Nominee	For	Withhold	Broker Non-Votes
John J. D’Angelo	5,764,816	216,539	1,605,044
Anita M. Fontenot	5,769,421	211,934	1,605,044
William H. Hidalgo, Sr.	5,747,984	233,371	1,605,044
Rose J. Hudson	5,489,649	491,706	1,605,044
Gordon H. Joffrion, III	5,750,661	230,694	1,605,044
Robert Chris Jordan	5,619,729	361,626	1,605,044
Julio A. Melara	5,627,436	353,919	1,605,044
Suzanne O. Middleton	5,582,819	398,536	1,605,044
Andrew C. Nelson, M.D.	5,051,291	930,064	1,605,044
Frank L. Walker	5,758,960	222,395	1,605,044
James E. Yegge, M.D.	5,552,335	429,020	1,605,044

Proposal No. 2: Ratification of the Appointment of Horne LLP as the Company’s Independent Registered Public Accounting Firm for the 2024 Fiscal Year

The proposal to ratify the appointment of Horne LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year was approved. The shareholders’ voting results are set forth below.

For	Against	Abstain
7,343,141	218,229	25,029

Proposal No. 3: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved. The shareholders’ voting results are set forth below.

For	Against	Abstain	Broker Non-Votes
5,398,870	553,817	28,668	1,605,044

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: May 16, 2024	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer